UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2018 (January 11, 2018)
_______________________

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Rd NE	52498
Cedar Rapids, Iowa	(Zip Code)
(Address of principal executive officers)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A Special Meeting of Shareowners of Rockwell Collins, Inc., a Delaware corporation (the "Company"), was held on January 11, 2018, in Cedar Rapids, Iowa (the "Special Meeting"). The Special Meeting was held in order to vote upon the following proposals set forth in a definitive proxy statement/prospectus provided or made available to eligible shareowners in advance of the Special Meeting and filed with the Securities and Exchange Commission on December 11, 2017: (i) to adopt the Agreement and Plan of Merger dated as of September 4, 2017 (the "Merger Agreement"), by and among United Technologies Corporation ("UTC"), a Delaware corporation, Riveter Merger Sub Corp., a Delaware corporation and wholly owned Subsidiary of UTC, and the Company and approve the merger contemplated thereby (the "Merger Proposal"); (ii) to approve, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to the Company's named executive officers in connection with the merger in connection with the Merger Agreement (the "Merger-Related Compensation Proposal"); and (iii) to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal (the "Adjournment Proposal"). At the Special Meeting, the Merger Proposal and the Merger-Related Compensation Proposal were each approved by shareowners. Sufficient votes were also received to approve the Adjournment Proposal, but such an adjournment was not necessary in light of the approval of the Merger Proposal.

As of December 8, 2017, the record date for the Special Meeting, there were 163,793,712 shares of Company common stock issued and outstanding and eligible to be voted at the Special Meeting. 123,708,977 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

1. Approval of the Merger Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,138,799	3,183,438	1,386,739	N/A

2. Approval of the Merger-Related Compensation Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,381,280	8,434,678	1,893,018	N/A

3. Approval of the Adjournment Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,884,819	12,418,173	1,405,985	N/A

Safe Harbor Statement
This document contains statements, including statements regarding the proposed acquisition of Rockwell Collins by United Technologies, that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the ability of Rockwell Collins and United Technologies to receive the required regulatory approvals for the proposed acquisition of Rockwell Collins by United Technologies (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement or the consummation of the transaction on the market price of United Technologies' and/or Rockwell Collins' common stock and/or on their respective businesses, financial conditions, results of operations and financial performance; risks relating to the value of the United Technologies' shares to be issued in the transaction, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Rockwell Collins' operations with those of United Technologies will be greater than expected; the outcome of legally required consultation with employees, their works councils or other employee representatives; and the ability of Rockwell Collins and the combined company to retain and hire key personnel. There can be no assurance that the proposed acquisition or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Rockwell Collins on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. These forward-looking statements are made only as of the date hereof and the company assumes no obligation to update any forward-looking statement.

Additional Information
In connection with the proposed transaction, United Technologies has filed a registration statement on Form S-4 (File No. 333-220883), which includes a prospectus of United Technologies and a proxy statement of Rockwell Collins (the "proxy statement/prospectus"), and each party will file other documents regarding the proposed transaction with the SEC. The proxy statement/prospectus was declared effective by the SEC and was mailed to Rockwell Collins shareowners. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS FILED THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the proxy statement/prospectus free of charge from the SEC's website or from United Technologies or Rockwell Collins. The documents filed by United Technologies with the SEC may be obtained free of charge at United Technologies' website at www.utc.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from United Technologies by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Rockwell Collins with the SEC may be obtained free of charge at Rockwell Collins' website at www.rockwellcollins.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Rockwell Collins by requesting them by mail at Investor Relations, 400 Collins Road NE, Cedar Rapids, Iowa 52498, or by telephone at 1-319-295-7575.

No Offer or Solicitation
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC. (Registrant)

By:	/s/ Robert J. Perna
Robert J. Perna
Senior Vice President
General Counsel and Secretary

Dated: January 12, 2018